UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________
FORM 8-K
 _____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2023
 _____________________________
Medtronic plc
(Exact Name of Registrant as Specified in its Charter)
  _____________________________

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 On Hatch, Lower Hatch Street
Dublin 2, Ireland
(Address of principal executive offices)
+353 1 438-1700
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, $0.0001 par value per share	MDT	New York Stock Exchange
0.250% Senior Notes due 2025	MDT/25	New York Stock Exchange
0.000% Senior Notes due 2025	MDT/25A	New York Stock Exchange
2.625% Senior Notes due 2025	MDT/25B	New York Stock Exchange
1.125% Senior Notes due 2027	MDT/27	New York Stock Exchange
0.375% Senior Notes due 2028	MDT/28	New York Stock Exchange
3.000% Senior Notes due 2028	MDT/28A	New York Stock Exchange
1.625% Senior Notes due 2031	MDT/31	New York Stock Exchange
1.000% Senior Notes due 2031	MDT/31A	New York Stock Exchange
3.125% Senior Notes due 2031	MDT/31B	New York Stock Exchange
0.750% Senior Notes due 2032	MDT/32	New York Stock Exchange
3.375% Senior Notes due 2034	MDT/34	New York Stock Exchange
2.250% Senior Notes due 2039	MDT/39A	New York Stock Exchange
1.500% Senior Notes due 2039	MDT/39B	New York Stock Exchange
1.375% Senior Notes due 2040	MDT/40A	New York Stock Exchange
1.750% Senior Notes due 2049	MDT/49	New York Stock Exchange
1.625% Senior Notes due 2050	MDT/50	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Approval of a Medtronic plc 2024 Employee Stock Purchase Plan; Termination of Medtronic plc 2014 Amended and Restated Employees Stock Purchase Plan
On June 22, 2023, the Board of Directors (the “Board”) of Medtronic plc, a public limited company organized under the laws of Ireland (the “Company”) adopted the Medtronic plc 2024 Employee Stock Purchase Plan (the “2024 Plan”), subject to shareholder approval. The 2024 Plan was approved by the Company’s shareholders at the 2023 Annual General Meeting of Shareholders on October 19, 2023, as further described in Item 5.07 below.
Thirty million (30,000,000) ordinary shares are available for purchase under the 2024 Plan, and the first purchase period thereunder will begin on January 1, 2024. The 2024 Plan replaces the Medtronic plc 2014 Amended and Restated Employees Stock Purchase Plan (the “2014 Plan”), which was scheduled to expire at the end of December 2024. The 2014 Plan will be terminated immediately following the issuance of ordinary shares under the 2014 Plan to employees who participated in the purchase period ending December 31, 2023, and no new purchase periods under the 2014 Plan will commence after December 31, 2023.
A description of the material terms of the 2024 Plan is set forth under Proposal 4 of the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on August 11, 2023. The description of the 2024 Plan contained herein does not purport to be complete and is qualified in its entirety by reference to the 2024 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders
On October 19, 2023, the Company held its 2023 Annual General Meeting of Shareholders in order to: (1) elect, by separate resolutions, eleven directors, each to hold office until the 2024 Annual General Meeting of the Company and until his or her successor is elected; (2) ratify, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2024 and authorize, in a binding vote, the Company’s Board of Directors, acting through the Audit Committee, to set the auditor’s remuneration; (3) approve, in a non-binding advisory vote, named executive officer compensation; (4) approve the Company’s 2024 Employee Stock Purchase Plan; (5) renew the Board’s authority to issue shares; (6) renew the Board’s authority to opt out of pre-emption rights; and (7) authorize the Company and any subsidiary of the Company to make overseas market purchases of Medtronic ordinary shares.
At the close of business on August 25, 2023, the record date of the Annual General Meeting, 1,330,533,713 Company ordinary shares were outstanding and entitled to vote. The holders of a total of 1,164,166,966 ordinary shares were present at the Annual General Meeting, either in person or by proxy, which total was not less than a majority of the issued and outstanding ordinary shares entitled to vote and thus constituted a quorum.
The final voting results and the votes used to determine the results for each proposal are set forth below:
1.The shareholders elected each of the eleven nominees to the Board of Directors, to hold office until the 2024 Annual General Meeting of the Company and until his or her successor is elected, as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Craig Arnold	1,015,233,892	25,512,208	864,144	122,556,722
Scott C. Donnelly	1,018,729,273	22,005,182	875,789	122,556,722
Lidia L. Fonseca	1,030,005,376	10,764,094	840,774	122,556,722
Andrea J. Goldsmith, Ph.D.	1,037,783,355	3,012,368	814,521	122,556,722
Randall J. Hogan, III	1,033,959,172	6,777,548	873,524	122,556,722
Gregory P. Lewis	1,038,301,912	2,429,576	878,756	122,556,722
Kevin E. Lofton	1,037,666,791	3,071,498	871,955	122,556,722
Geoffrey S. Martha	977,213,742	55,960,304	8,436,198	122,556,722
Elizabeth G. Nabel, M.D.	1,008,532,043	32,262,805	815,396	122,556,722
Denise M. O’Leary	933,231,586	107,195,287	1,183,371	122,556,722
Kendall J. Powell	938,167,830	102,221,785	1,220,629	122,556,722

2. The shareholders ratified, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2024 and authorized, in a binding vote, the Company’s Board of Directors, acting through the Audit Committee, to set the auditor’s remuneration.

FOR	AGAINST	ABSTAIN
1,060,656,333	101,691,327	1,819,306
3. The shareholders approved, on a non-binding advisory basis, the compensation awarded to the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
968,139,099	68,905,223	4,565,922	122,556,722
4. The shareholders approved the Company's 2024 Employee Stock Purchase Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,033,704,001	3,320,010	4,586,233	122,556,722
5. The shareholders approved renewal of the Board’s authority to issue shares.

FOR	AGAINST	ABSTAIN
1,145,356,737	16,259,098	2,551,131
6. The shareholders approved renewal of the Board’s authority to opt out of pre-emption rights.

FOR	AGAINST	ABSTAIN
1,090,829,831	70,342,442	2,994,693
7. The shareholders approved authorization of the Company and any subsidiary of the Company to make overseas market purchases of Medtronic ordinary shares.

FOR	AGAINST	ABSTAIN
1,107,883,517	52,096,146	4,187,303

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
10.1	Medtronic plc 2024 Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medtronic plc

Date: October 23, 2023	By	/s/ Ivan K. Fong
Ivan K. Fong
Executive Vice President, General Counsel and Secretary